Cash and Cash Equivalents - Summary of Cash Flows, Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Cash and cash equivalents [abstract]
Cash at banks and on hand	¥ 4,218,131	$ 667,194	¥ 5,466,288
Short-term bank deposits	570,088	90,172	411,359
Cash and cash equivalents	¥ 4,788,219	$ 757,366	¥ 5,877,647	$ 929,684	¥ 5,753,268	¥ 5,559,890